UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08747

Dividend and Income Fund
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0400

Date of fiscal year end: 12/31

Date of reporting period: 1/1/12 - 12/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

DIVIDEND AND INCOME FUND

ANNUAL REPORT

FUND 2012

DECEMBER 31

11 Hanover Square • New York, NY 10005

WWW.DIVIDENDANDINCOMEFUND.COM

PORTFOLIO ALLOCATIONS

December 31, 2012

Breakdown by Investments
December 31, 2012*

- Common Stocks (92.21%)
- Corporate Bonds & Notes (24.71%)
- Master Limited Partnerships (2.85%)
- Investment Companies (2.56%)

* *Based on approximate percentages of net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Allocations of less than 1% in aggregate are not shown.*

TOP TEN
INDUSTRIES OF EQUITIES

December 31, 2012

1. Pharmaceutical Preparations
2. Electronic & Other Electrical Equipment
3. Semiconductors & Related Devices
4. Electric Services
5. Surgical & Medical Instruments & Apparatus
6. Telephone Communications
7. Real Estate Investment Trusts
8. Natural Gas Transmission
9. Petroleum Refining
10. Retail-Women's Clothing Stores

TOP TEN
INDUSTRIES OF CORPORATE BONDS & NOTES

December 31, 2012

1. Water Transportation
2. Telephone Communications
3. Natural Gas Transmission
4. Converted Paper & Paperboard Products
5. Miscellaneous Fabricated Metal Products
6. Electric Services
7. Steel Works, Blast Furnaces & Rolling & Finishing Mills
8. Services-Miscellaneous Amusement & Recreation
9. Personal Credit Institutions
10. Money Market Fund

Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

1 Annual Report 2012 DIVIDEND AND INCOME FUND

TO OUR SHAREHOLDERS
December 31, 2012

Dear Fellow Shareholders:

It is a pleasure to submit this 2012 Annual Report for Dividend and Income Fund and to welcome our new shareholders who find the Fund’s investing approach attractive. The Fund seeks to achieve its primary investment objective of high current income and secondary objective of capital appreciation by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies, exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities. Of course, there can be no assurance that the Fund will achieve its objectives.

Economic Report and Outlook

The Federal Open Market Committee has interpreted 2012 U.S. economic data to suggest that economic activity and employment generally continued to expand at a moderate pace. Positive from the consumer perspective, generally over the course of the year the unemployment rate declined and the housing sector has shown further signs of improvement. Likewise, in 2012 the Dow Jones Industrial Average posted its fourth straight year of gains, up 7.3% for 2012 and up over 100% from its low in 2009. Generally, consumer sentiment appears buoyant, and some surveys are suggesting that confidence is at its highest levels since the recession began. Reflecting this trend, consumer spending growth has exceeded disposable income growth over recent periods, and the saving rate has fallen. Showing more uncertainty, growth in business fixed investment has recently slowed. At the same time over the period, U.S. inflation has been muted.

The global economy disappointed in 2012. The Euro-zone recession has persisted longer and the pace of Chinese growth has remained subdued longer than expected. The World Bank estimates global GDP grew 2.3% in 2012, and currently expects growth to remain broadly unchanged at 2.4% in 2013, before gradually strengthening to 3.1% in 2014 and 3.3% in 2015. In a previous forecast, the World Bank forecasted global growth to remain strong from 2011 through 2013, strengthening from 3.2% in 2011 to a 3.6% pace in each of 2012 and 2013.

Our current outlook is for a gradual improvement in broad global economic data, and rising investor sentiment. Concerns over Euro area financial stress, China’s growth slowdown, and the U.S. fiscal cliff seem to have diminished. In this environment, equity valuations and yields appear attractive, although with larger investor interest in bonds this would be a contrarian view. More particularly, we would favor higher quality, global or international U.S. equities. High yield, or “junk,” bonds have rallied strongly over the last year and now offer interest yields only marginally better than the dividend yields of the stocks of many investment grade companies. Nevertheless, we remain somewhat cautious due to a potentially negative market shock from disappointing news arising from the unresolved U.S. fiscal situation, including the debt ceiling controversy, potentially peaking corporate profits, a European sovereign default, or a sharply decelerating Chinese economy.

Investment Strategy and Returns

In view of these diverging economic conditions, the Fund’s strategy in 2012 was to emphasize large, quality companies across a broad array of industries. At December 31, 2012, the Fund’s portfolio was comprised of 141 securities, with the top ten amounting to approximately 18% of total assets. At that time, the Fund’s investments totaled approximately $115 million, reflecting the use of about $21 million of leverage on net assets of nearly $94 million. Income generating equity and other assets comprised almost 80% of the investment portfolio, with the balance represented by fixed income securities. As the Fund pursues its primary investment of seeking high current income, with capital appreciation as a secondary objective, these holdings and allocations are subject to change at any time.

Over 2012, the Fund’s net asset value return was 12.67%, including the reinvestment of dividends, and its market return, also including the reinvestment of dividends, was 10.75%. Generally, the Fund’s total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. For comparison, in the 2012 year, the S&P 500 Index total return was 16.00% and the BofA Merrill Lynch US High Yield Master II Total Return Index returned 15.59%, according to Morningstar. The indexes are unmanaged and do not reflect fees and expenses, nor are they available for direct investment.

Reverse Share Split and Quarterly Dividends

Effective as of the start of trading on December 10, 2012, the Fund implemented a 1-for-4 reverse split of its issued and outstanding common shares of beneficial interest to enhance shareholder value. As a result of the reverse stock split, one new share was issued for every four then outstanding shares.

TO OUR SHAREHOLDERS
December 31, 2012

In December 2012, the Fund declared its fourth quarterly dividend for the year of $0.102 per share. The $0.102 per share represented the pre-split per share amount of the quarterly dividend distribution. Effective with the reverse share split, the amount of the per share dividend distribution restated to reflect post-split shares was $0.408. This quarterly dividend distribution reflects the current managed distribution policy to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund’s market price discount to its net asset value per share. The amount of the distribution may vary depending on the net asset value per share at the time of declaration, the distribution required for the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code, or a combination of both. The policy may be changed or discontinued without notice.

The distributions are paid primarily from ordinary income and any net capital gains, with the balance representing return of capital. As of December 3, 2012, based on the Fund’s results and estimates for the quarter, the fourth quarterly distribution would include approximately 32%, 0%, and 68% from net investment income, capital gains, and return of capital, respectively. Importantly, the Fund’s fixed distributions are not tied to its investment income and realized capital gains and do not represent yield or investment return. The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. In early 2013, the Fund anticipates sending a Form 1099-DIV for the calendar year concerning the tax treatment of the dividend distributions that were paid to shareholders of record during the 12 months ended December 31, 2012.

Fund website and dividend Reinvestment Plan

The Fund’s website, www.DividendandIncomeFund.com, provides investors with investment information, news, and other material regarding the Fund. The website also has links to the most recent S&P Stock Report on the Fund and to performance and net asset value reporting. You are invited to use this excellent resource to learn more about the Fund. For those shareholders currently receiving the Fund’s quarterly dividends in cash but are interested in adding to their account through the Fund’s Dividend Reinvestment Plan, we encourage you to review the Plan set forth on the website at http://www.dividendandincomefund.com/dividends-distributions.html.

Long Term Strategies

Our view of the markets suggests that the Fund may benefit over the long term from a disciplined portfolio selection strategy, employing leverage and other investment techniques as deemed appropriate, in seeking to provide shareholders with high current income, and secondarily, capital appreciation. We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Fund’s Investment Manager own approximately 7% of the Fund’s shares, pursuant to the Fund’s governing documents that permit beneficial ownership of more than 4.99% of the Fund’s outstanding shares with the prior approval of the Fund’s Board of Trustees. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. winmill

Chairman, Investment Policy Committee

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2012
Financial Statements

	Common Stock (92.21%) (a)
Shares		Cost	Value

	Aircraft Engines & Engine Parts (0.87%)
10,000	United Technologies Corp.	$727,426	$820,100
	Beverages (1.89%)
30,000	Coca-Cola Company	835,675	1,087,500
10,000	PepsiCo, Inc.	529,400	684,300

	Biological Products (1.11%)	1,365,075	1,771,800
12,100	Amgen Inc.	783,805	1,044,472
	Cable & Other Pay Television Services (1.09%)
21,400	Time Warner Inc.	781,678	1,023,562
	Canned, Frozen & Preserved Fruit, Vegetable & Food Specialties (1.05%)
17,100	H.J. Heinz Company	885,684	986,328
	Cigarettes (1.89%)
30,000	Altria Group, Inc.	634,550	942,600
10,000	Philip Morris International, Inc.	485,376	836,400

	Computer & Office Equipment (0.41%)	1,119,926	1,779,000
2,000	International Business Machines Corporation	258,964	383,100
	Computer Communications Equipment (0.86%)
41,300	Cisco Systems, Inc.	783,771	811,545
	Construction, Mining & Materials Handling Machinery & Equipment (0.94%)
13,500	Dover Corp.	781,673	887,085
	Converted Paper & Paperboard Products (1.12%)
12,500	Kimberly-Clark Corp.	890,751	1,055,375
	Crude Petroleum & Natural Gas (0.67%)
8,160	Occidental Petroleum Corporation	527,752	625,138
	Deep Sea Foreign Transportation of Freight (0.85%)
50,000	Seaspan Corp.	347,030	801,500
	Dolls & Stuffed Toys (0.97%)
25,000	Mattel, Inc.	610,742	915,500
	Electric Services (4.53%)
11,000	Entergy Corp.	693,431	701,250
18,600	First Energy Corp.	785,714	776,736
65,000	Southern Company	2,326,432	2,782,650
		3,805,577	4,260,636
	Electromedical & Electrotherapeutic Apparatus (0.88%)
20,200	Medtronic, Inc.	788,000	828,604
	Electronic & Other Electrical Equipment (4.80%)
20,000	Emerson Electric Company	747,590	1,059,200
111,900	General Electric Company	1,949,675	2,348,781
41,400	Koninklijke Philips Electronics N.V.	783,100	1,098,756
		3,480,365	4,506,737

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2012
Financial Statements

	Common Stock (continued)
Shares		Cost	Value

	Electronic & Other Services Combined (1.35%)
17,000	Exelon Corp.	$715,134	$505,580
19,100	PG&E Corp.	784,489	767,438

	Fire, Marine & Casualty Insurance (1.70%)	1,499,623	1,273,018
20,000	Ace Ltd.	829,324	1,596,000
	Food & Kindred Products (1.36%)
25,000	Campbell Soup Co.	783,645	872,250
3,333	Kraft Foods Group, Inc.*	90,351	151,552
10,000	Mondelez International, Inc.	168,344	254,700

	Gold & Silver Ores (2.09%)	1,042,340	1,278,502
17,900	Barrick Gold Corp.	889,694	626,679
18,000	Goldcorp Inc.	888,318	660,600
14,500	Newmont Mining Corp.	891,740	673,380
		2,669,752	1,960,659
	Grain Mill Products (0.93%)
15,600	Kellogg Company	790,809	871,260
	Investment Advice (0.56%)
20,000	Invesco Ltd.	437,950	521,800
	Life Insurance (1.40%)
40,000	MetLife, Inc.	699,693	1,317,600
	Malt Beverages (0.73%)
16,000	Molson Coors Brewing Company	707,427	684,640
	Measuring & Controlling Devices, NEC (0.96%)
10,700	Rockwell Automation, Inc.	780,522	898,693
	Miscellaneous Business Credit Institution (0.12%)
46,169	Star Asia Financial Ltd. (b) (c)	686,145	111,152
	Miscellaneous Fabricated Metal Products (0.91%)
10,100	Parker-Hannifin Corp.	787,011	859,106
	Mortgage Investment (1.85%)
200,000	Newcastle Investment Corp. *	1,453,200	1,736,000
	Motor Vehicle Parts & Accessories (1.69%)
25,000	Honeywell International, Inc.	889,529	1,586,750
	Motor Vehicles & Passenger Car Bodies (0.94%)
19,600	PACCAR Inc.	788,028	886,116
	National Commercial Banks (1.72%)
36,800	JPMorgan Chase & Co.	774,303	1,618,096
	Paints, Varnishes, Lacquers, Enamels & Allied Products (1.44%)
10,000	PPG Industries, Inc.	657,378	1,353,500

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2012
Financial Statements

	Common Stock (continued)
Shares		Cost	Value

	Perfumes, Cosmetics & Other Preparations (0.76%)
50,000	Avon Products, Inc.	$1,596,424	$718,000
	Petroleum Refining (2.74%)
7,200	Chevron Corp.	782,448	778,608
11,000	ConocoPhillips	557,868	637,890
10,000	Exxon Mobil Corp.	738,274	865,500
5,500	Phillips 66	173,935	292,050
		2,252,525	2,574,048
	Pharmaceutical Preparations (11.69%)
30,000	Abbott Laboratories	1,522,047	1,965,000
55,000	Bristol-Myers Squibb Company	1,241,872	1,792,450
23,100	Johnson & Johnson	1,492,730	1,619,310
40,300	Merck & Company, Inc.	1,463,305	1,649,882
116,200	Pfizer Inc.	1,997,252	2,914,296
21,900	Sanofi	787,206	1,037,622
		8,504,412	10,978,560
	Plastic Materials, Resins & Nonvulcanelastomers (1.65%)
20,000	E.I. du Pont de Nemours and Company	751,716	899,400
20,000	Dow Chemical Company	580,754	646,400
		1,332,470	1,545,800
	Pumps & Pumping Equipment (0.96%)
38,600	ITT Corp.	785,425	905,556
	Radio & TV Broadcasting & Communications Equipment (0.66%)
10,000	QUALCOMM, Inc.	383,189	620,200
	Radio Telephone Communications (0.54%)
20,000	Vodafone Group PLC ADR	453,234	503,800
	Railroads, Line-Haul Operating (0.72%)
34,100	CSX Corp.	785,517	672,793
	Real Estate Investment Trusts (3.09%)
10,600	AvalonBay Communities, Inc.*	1,418,947	1,437,254
22,650	Mid-America Apartment Communities, Inc.*	1,420,551	1,466,587
		2,839,498	2,903,841
	Refuse Systems (0.54%)
15,000	Waste Management, Inc.	532,822	506,100
	Retail - Eating Places (0.85%)
9,000	McDonald's Corp.	888,124	793,890
	Retail - Grocery Stores (0.89%)
32,300	The Kroger Co.	782,471	840,446
	Retail - Miscellaneous Shopping Goods Stores (0.65%)
53,200	Staples, Inc.	783,945	606,480
	Retail - Variety Stores (1.01%)
16,000	Target Corp.	660,150	946,720

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2012
Financial Statements

	Common Stock (concluded)
Shares		Cost	Value

	Retail - Women's Clothing Stores (2.71%)
54,000	Limited Brands, Inc.	$475,950	$2,541,240
	Savings Institution, Federally Chartered (0.77%)
60,000	People's United Financial, Inc.	826,108	725,400
	Security & Commodity Brokers, Dealers, Exchanges & Services (0.50%)
15,000	NYSE Euronext	372,671	473,100
	Semiconductors & Related Devices (4.79%)
23,000	Analog Devices, Inc.	726,743	967,380
71,100	Intel Corp.	1,584,801	1,466,793
35,000	Microchip Technology, Inc.	998,143	1,140,650
127,300	STMicroelectronics N.V.	786,574	921,652
		4,096,261	4,496,475
	Services - Business Services (1.67%)
40,000	Lender Processing Services, Inc.	733,684	984,800
42,900	The Western Union Company	785,465	583,869
		1,519,149	1,568,669
	Services - Engineering, Accounting, Research, Management (0.33%)
10,000	Paychex, Inc.	309,491	311,400
	Services - Miscellaneous Repair Services (0.10%)
756	Aquilex Holdings LLC Units (b) (c) *	496,372	93,000
	Services - Prepackaged Software (0.85%)
30,000	Microsoft Corp.	900,672	801,900
	Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics (0.87%)
12,000	The Procter & Gamble Company	739,290	814,680
	Specialty Cleaning, Polishing and Sanitation Preparations (0.91%)
11,700	Clorox Co.	788,186	856,674
	Surgical & Medical Instruments & Apparatus (3.98%)
20,000	3M Company	1,133,436	1,857,000
15,700	Baxter International Inc.	785,058	1,046,562
10,700	Becton, Dickinson and Company	782,308	836,633
		2,700,802	3,740,195
	Telephone Communications (3.23%)
45,000	AT&T, Inc.	1,672,513	1,516,950
35,000	Verizon Communications, Inc.	1,206,032	1,514,450
		2,878,545	3,031,400
	Water Transportation (1.07%)
23,800	Carnival Corp.	785,476	875,126
15,000	Nordic American Tankers Limited	448,114	131,250
		1,233,590	1,006,376

	Total common stocks	73,348,546	86,630,117

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2012
Financial Statements

	Corporate Bonds and notes (24.71%) (a)
Principal Amount		Cost	Value

	Auto/Truck Parts & Equipment - Orig (0.54%)
$460,000	Tower Automotive Holdings USA LLC, 10.625%, 9/1/17 (d)	$465,370	$506,000
	Cable & Other Pay Television Services (0.58%)
500,000	CCO Holdings LLC, 7%, 1/15/19	499,681	541,875
	Cogeneration Services & Small Power Producers (0.53%)
450,000	Covanta Holding Corp., 7.25%, 12/1/20	456,976	498,059
	Converted Paper & Paperboard Products (1.13%)
1,000,000	Appleton Papers, Inc., 10.50%, 6/15/15 (d)	997,647	1,065,000
	Crude Petroleum & Natural Gas (0.28%)
250,000	Plains Exploration & Productions Company, 7.625%, 6/1/18	250,572	264,375
	Drilling Oil & Gas Wells (0.26%)
226,000	Offshore Group Investments Ltd., 11.50%, 8/1/15 *	226,449	246,905
	Electric Services (1.08%)
650,000	Edison Mission Energy, 7.00%, 5/15/17	650,694	347,750
633,932	Elwood Energy LLC, 8.159%, 7/5/26	669,027	663,251
		1,319,721	1,011,001
	Fats & Oils (0.61%)
500,000	Darling International Inc., 8.50%, 12/15/18	517,720	576,875
	Hospital & Medical Service Plans (0.28%)
250,000	Health Net, Inc., 6.375%, 6/1/17	238,243	266,563
	Ice Cream & Frozen Desserts (0.62%)
500,000	Dean Foods Company, 9.75%, 12/15/18	504,727	577,500
	Machine Tools, Metal Cutting Types (0.48%)
425,000	Thermadyne Holdings Corp., 9%, 12/15/17	427,368	454,750
	Miscellaneous Business Credit Institution (0.62%)
500,000	PHH Corp., 9.25%, 3/1/16	504,707	586,250
	Miscellaneous Electrical Machinery, Equipment & Supplies (0.34%)
55,000	Exide Technologies, 8.625%, 2/1/18	55,000	46,887
240,000	Spectrum Brands Holdings, Inc., 9.50%, 6/15/18	244,329	273,600
		299,329	320,487
	Miscellaneous Fabricated Metal Products (1.13%)
1,000,000	WireCo WorldGroup, 9.50%, 5/15/17	979,624	1,065,000
	Mortgage Banks (0.59%)
500,000	Provident Funding Associates, 10.25%, 4/15/17 (d)	500,000	553,750
	Natural Gas Transmission (1.55%)
500,000	Energy Transfer Equity LP, 7.50%, 10/15/20	512,613	580,000
500,000	Niska Gas Storage US LLC, 8.875%, 3/15/18	508,860	516,250
350,000	Southern Star Central Corp., 6.75%, 3/1/16	331,486	357,000
		1,352,959	1,453,250

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2012
Financial Statements

	Corporate Bonds and notes (continued)
Principal Amount		Cost	Value
	Oil & Gas Field Exploration Services (0.56%)
$500,000	CGG-Veritas, 7.75%, 5/15/17	$508,932	$522,500
	Papers & Allied Products (0.57%)
500,000	Cascades, Inc., 7.75%, 12/15/17	492,721	531,250
	Paper & Related Products (0.54%)
442,000	Resolute Forest Products Inc., 10.25%, 10/15/18	448,116	508,300
	Personal Credit Institutions (0.86%)
740,000	Credit Acceptance Corp., 9.125%, 2/1/17	754,776	812,150
	Petroleum Refining (0.24%)
200,000	Coffeyville Resources LLC, 10.875%, 4/1/17 (d)	199,380	221,000
	Racetracks (0.42%)
360,000	Yonkers Racing Corp., 11.375%, 7/15/16 (d)	359,028	390,600
	Radio & TV Broadcasting & Communications Equipment (0.59%)
500,000	CommScope, Inc., 8.25%, 1/15/19 (d)	509,386	550,000
	Retail - Convenience Stores (0.57%)
500,000	Susser Holdings L.L.C., 8.50%, 5/15/16	505,545	533,750
	Retail - Miscellaneous Retail (0.26%)
250,000	Ferrellgas Partners, L.P., 6.50%, 5/1/21	245,571	248,750
	Security Brokers, Dealers & Flotation Companies (0.20%)
750,000	Penson Worldwide, Inc., 12.50%, 5/15/17 (d)	757,006	183,750
	Semiconductors & Related Devices (0.22%)
250,000	Advanced Micro Devices, 7.75%, 8/1/20	257,413	210,625
	Services - Business Services, NEC (0.49%)
500,000	DynCorp International, Inc. 10.375%, 7/1/17	501,757	460,000
	Services - Equipment Rental & Leasing, NEC (0.60%)
500,000	Aircastle Ltd., 9.75%, 8/1/18	502,642	567,500
	Services - Miscellaneous Amusement & Recreation (0.90%)
750,000	Cedar Fair LP, 9.125%, 8/1/18	753,227	847,500
	Services - Motion Picture Theaters (0.11%)
95,000	Regal Entertainment Group, 9.125%, 8/15/18	95,998	106,400
	Services - Prepackaged Software (0.48%)
400,000	Scientific Games International, Inc., 9.25%, 6/15/19	426,353	447,000
	Special Industry Machinery (0.59%)
500,000	Novelis, Inc., 8.375%, 12/15/17	504,929	553,750
	Steel Pipes & Tubes (0.34%)
300,000	Atkore International Inc., 9.875%, 1/1/18	305,503	320,250

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2012 2
Financial Statements

	Corporate Bonds and notes (continued)
Principal Amount		Cost	Value

	Steel Works, Blast Furnaces & Rolling & Finishing Mills (0.91%)
$840,000	Gibraltar Industries, Inc., 8%, 12/1/15	$840,594	$854,259
	Telephone Communications (1.69%)
1,000,000	Cincinnati Bell, Inc., 8.75%, 3/15/18	1,007,222	1,037,500
500,000	Equinix, Inc., 8.125%, 3/1/18	507,880	553,125
		1,515,102	1,590,625
	Textile - Home Furnishings (0.06%)
50,000	Empire Today LLC, 11.375%, 2/1/17 (d)	49,592	53,375
	Transportation - Marine (0.44%)
400,000	Marquette Transportation Company, 10.875%, 1/15/17	401,316	418,000
	Water Transportation (1.79%)
679,000	American Petroleum Tankers LLC, 10.25%, 5/1/15	671,556	712,950
900,000	Hornbeck Offshore Services, Inc., 8%, 9/1/17	905,626	967,500
		1,577,182	1,680,450
	Wholesale - Electronic Parts & Equipment, NEC (0.34%)
300,000	Brightstar Corp., 9.50%, 12/1/16 (d)	300,000	321,000
	Wholesale - Petroleum & Petroleum Products (0.32%)
275,000	Crosstex Energy LP, 8.875%, 2/15/18	275,471	298,375

	Total corporate bonds and notes	22,628,633	23,218,799

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2012 2
Financial Statements

Shares		Cost	Value
	INVESTMENT COMPANIES (2.56%) (a)
	Exchange Traded Funds (2.56%)
15,000	iShares Dow Jones Select Dividend Index	$699,712	$858,600
65,000	SPDR S&P 500 ETF Trust	871,731	1,548,950

	Total investment companies	1,571,443	2,407,550

	MASTER LIMITED PARTNERSHIPS (2.85%) (a)
	Natural Gas Transmission (2.85%)
39,000	Energy Transfer Partners LP	1,979,798	1,674,270
20,000	Enterprise Products Partners LP	374,214	1,001,600

	Total master limited partnerships	2,354,012	2,675,870

	PREFERRED STOCK (0.01%) (a)
	Financial (0.01%)
80,000	Solar Cayman Ltd. (b) (c)	568,802	2,000
	MONEY MARKET FUND (0.01%)
9,910	SSgA Money Market Fund, 7 day annualized yield 0.01%	9,910	9,910

	Total investments (122.35%)	$100,481,346	114,944,246

	Liabilities in excess of other assets (-22.35%)		(20,993,555)

	Net assets (100.00%)		$93,950,691

(a)
All or a portion of these securities have been segregated as collateral pursuant to the bank credit  facility except for those denoted by a * symbol. As of December 31, 2012, the value of securities pledged as collateral was $109,259,288.

(b)	Illiquid and/or restricted security that has been fair valued. As of December 31, 2012, the value of these securities was $206,152 or 0.22% of net assets.
(c)	Non-income producing.
(d)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2012, the value of these securities was $3,844,475 or 4.09% of net assets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2012

Assets
Investments, at value (cost: $100,481,346)	$114,944,246
Receivables
Interest	490,255
Dividends	171,541
Other assets	23,807

Total assets	115,629,849
Liabilities
Bank credit facility borrowing	21,348,054
Payables
Accrued expenses	222,196
Investment management	92,756
Administrative services	16,152

Total liabilities	21,679,158

Net Assets	$93,950,691

Net Asset Value Per Share
(applicable to 6,051,407 shares issued and outstanding)	$15.53

Net Assets Consist of
Paid in capital	$154,299,787
Accumulated net investment loss	(11,894)
Accumulated net realized loss on investments and options written	(74,800,102)
Net unrealized appreciation on investments	14,462,900

$93,950,691

See notes to financial statements.

STATEMENTS OF OPERATIONS
Financial Statements

Year Ended December 31, 2012
Investment Income
Dividends	$3,527,500
Interest	2,338,701
Income from securities loaned	6,246
Foreign tax withholding	(24,022)

Total investment income	5,848,425

Expenses
Investment management	1,107,972
Legal	480,191
Interest and fees on bank credit facility	257,669
Shareholder communications	207,694
Administrative services	127,470
Bookkeeping and pricing	69,850
Trustees	56,260
Exchange listing and registration	47,685
Auditing	36,600
Transfer agent	25,970
Insurance	25,430
Other	14,125

Total expenses	2,456,916

Net investment income	3,391,509

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(1,833,050)
Net unrealized appreciation on investments	8,526,210

Net realized and unrealized gain	6,693,160

Net increase in net assets resulting from operations	$10,084,669

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
Financial Statements

	Year Ended December 31, 2012	One Month Ended December 31, 2011	Year Ended November 30, 2011
Operations
Net investment income	$3,391,509	$403,058	$4,046,000
Net realized gain (loss) on investments
and options written	(1,833,050)	(603,086)	399,951
Unrealized appreciation (depreciation)
on investments and options written	8,526,210	1,473,120	(747,281)

Net increase in net assets resulting
from operations	10,084,669	1,273,092	3,698,670
Distributions to Shareholders
Net investment income	(3,387,691)	(401,335)	(3,938,453)
Tax return of capital	(6,451,785)	(1,324,627)	(1,809,878)

Total distributions	(9,839,476)	(1,725,962)	(5,748,331)
Capital Share Transactions
Reinvestment of distributions to shareholders	598,542	44,117	56,286
Offering costs of rights offering charged to
paid in capital	(16,229)	(375,000)	-
Proceeds from shares issued in rights offering	-	22,577,847	-

Increase in net assets from capital
share transactions	582,313	22,246,964	56,286

Total change in net assets	827,506	21,794,094	(1,993,375)
Net Assets
Beginning of period	93,123,185	71,329,091	73,322,466

End of period	$93,950,691	$93,123,185	$71,329,091

End of period net assets include
undistributed net investment loss	$(11,894)	$-	$-

See notes to financial statements.

STATEMENTS OF CASH FLOWS
Financial Statements

Year Ended December 31, 2012
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$10,084,669
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation of investments	(8,526,210)
Net realized loss on sales of investments	1,839,458
Purchase of long term investments	(36,156,190)
Proceeds from sales of long term investments	15,391,430
Net purchases of short term investments	(9,909)
Amortization of premium net of accretion of discount of investments	21,575
Decrease in receivable for investments sold	245,528
Decrease in interest receivable	146,801
Decrease in dividends receivable	37,563
Decrease in other assets	37,410
Increase in accrued expenses	30,538
Increase in investment management fee payable	18,731
Decrease in administrative services payable	(14,957)
Net cash used in operating activities	(16,853,563)

Cash Flows From Financing Activities
Proceeds from capital shares issued in rights offering	22,577,847
Offering costs of rights offering	(16,358)
Bank credit facility borrowing	3,532,879
Cash distributions paid	(9,240,805)
Net cash provided by financing activities	16,853,563

Net change in cash	-
Cash Beginning of period	-

End of period	$-

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest and fees on bank credit facility	$233,313
Non-cash financing activities not included herein consisted of:
Reinvestment of dividend distributions	$598,671

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dividend and Income Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), is a closed end management investment company whose shares are listed on the New York Stock Exchange under the ticker symbol DNI.  The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.  The Fund retains Bexil Advisers LLC as its Investment Manager.

Pursuant to approval by shareholders at the Fund’s 2012 Annual Meeting on May 14, 2012, the Fund reorganized from a Maryland corporation called Dividend and Income Fund, Inc. into a Delaware statutory trust called Dividend and Income Fund (the “Reorganization”). As a result of the Reorganization, shareholders of the Maryland corporation acquired shares of the Delaware statutory trust equal in number and in value to the shares of the Maryland corporation they held immediately prior to the Reorganization. The Fund did not issue certificates representing the shares of the Delaware statutory trust issued in the Reorganization. References to the “Fund” in this report refer to the Maryland corporation prior to the Reorganization and the Delaware statutory trust afterwards.

The following is a summary of the Fund’s significant accounting policies:

Security Valuation – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used.  Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities.  Bonds may be valued according to prices quoted by a bond dealer that offers pricing services.  Open end investment companies are valued at their net asset value.  Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Trustees, called fair value pricing.  Due to the inherent uncertainty of valuation, these values may differ from the value that would have been used had a readily available market for the securities existed. These differences in valuation could be material.  A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules.  Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds.  The fees and expenses of the Acquired Funds are reflected in the Fund’s total returns.

Option Transactions – The Fund may write (i.e. sell) covered call options on securities or on indexes. The Fund writes covered call options to attempt to enhance returns through price changes of the option, increase income, hedge to reduce overall portfolio risk, and hedge to reduce individual security risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the option. Writing option contracts results in off-balance sheet risk as the Fund’s ultimate obligation to satisfy terms of the contract may exceed the amount recognized in the Statement of Assets and Liabilities.

Investments in Real Estate Investment Trusts (“REITs”) – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available.  Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains.  The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis.  Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income.  Dividend income is recorded on the ex-dividend date.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund.  Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager and an internally managed investment company with substantially similar officers and trustees (collectively, the “Fund Complex”) or other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains.  Foreign securities held by the Fund may be subject to foreign taxation.  Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2009-2011) or expected to be taken in the Fund’s 2012 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Standards Update - In December 2011, FASB issued ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities.” The amendments in ASU 2011-11 will require the Fund to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 requires retrospective application for all comparative periods presented. The Fund is evaluating ASU 2011-11 and the impact it may have to its financial statement disclosures.

2.  FEES AND TRANSACTIONS WITH RELATED PARTIES

The Fund has retained the Investment Manager pursuant to an investment management agreement effective September 19, 2012.  Under the terms of the current and prior investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock. The Investment Manager had contractually agreed to waive up to 10 basis points annually of the fees payable to it under the prior investment management agreement to the extent that the ratio stated as a percentage of the Fund’s total operating expenses (excluding commercial paper fees and interest expense, borrowing interest and fees, brokerage commissions, taxes, fees and expense of investing in other investment companies, and extraordinary expenses) to the Fund’s Managed Assets exceeded 1.58% (the “Waiver Agreement”). The Waiver Agreement commenced February 1, 2011 and, unless sooner amended or terminated with the approval of the Fund’s Board of Trustees, was scheduled to terminate on February 1, 2013. However, the waiver agreement was terminated effective upon shareholder approval of the current investment management agreement.

Pursuant to the current and prior investment management agreements, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services.  For the year ended December 31, 2012, the Fund incurred total administrative costs of $127,470, comprised of $97,490 and $29,980 for compliance and accounting services, respectively.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

Certain officers and trustees of the Fund are officers and managers of the Investment Manager. As of December 31, 2012, affiliates of the Investment Manager owned approximately 7% of the Fund’s outstanding shares.

3.  DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS

The tax character of distributions paid for the following periods were:

	Year Ended	One Month Ended	Year Ended
	December 31, 2012	December 31, 2011	November 30, 2011

Ordinary Income	$3,387,691	$401,335	$3,938,453
Return of Capital	6,451,785	1,324,627	$1,809,878
	$9,839,476	$1,725,962	$5,748,331

The components of distributable earnings on a tax basis at period end were as follows:

	December 31, 2012	December 31, 2011	November 30, 2011
Capital loss carryovers	$(71,757,341)	$(69,886,052)	$(69,284,949)
Unrealized net appreciation on investments and options written	11,432,033	2,883,617	1,410,756
	$(60,325,308)	$(67,002,435)	$(67,874,193)

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for the Fund to utilize under the IRC and related regulations based on the results of future transactions.

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss.  The Fund has a net capital loss carryover as of December 31, 2012 of $71,757,341, of which $548,759 of short term and $1,923,633 of long term losses may be carried forward indefinitely, and $103,382, $16,849,903, $50,889,399, and $1,442,265 expires in 2013, 2015, 2016, and 2018, respectively.

GAAP requires certain components of net assets to be classified differently for financial reporting than for tax reporting purposes. While these differences have no effect on net assets or net asset value per share, these differences may result in distribution reclassifications. Primarily due to differences in treatment of return of capital dividends, on December 31, 2012 the Fund recorded the following financial reporting adjustments to the identified accounts to reflect those differences:

Accumulated	Accumulated Net Realized	Paid
Net Investment Income	Gains on Investments	in Capital
$ 6,436,073	$ (27,927)	$ (6,408,146)

4. VALUE MEASUREMENTS

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 -  unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 -  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

• Level 3 -  unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Equity securities traded on a national securities exchange or market are stated normally at the official closing price, last sale price or, if no sale has occurred, at the most recent last sale or closing bid price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds and notes – The fair value of corporate bonds and notes are estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments – Exchange traded derivatives, such as equity option contracts, may be valued based on quoted prices from the exchange and may be categorized in level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund’s assets. Refer to the Schedules of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$86,425,965	$-	$204,152	$86,630,117
Corporate bonds and notes	-	23,218,799	-	23,218,799
Investment companies	2,407,550	-	-	2,407,550
Master limited partnerships	2,675,870	-	-	2,675,870
Preferred stocks	-	-	2,000	2,000
Money market fund	9,910	-	-	9,910
Total investments, at value	$91,519,295	$23,218,799	$206,152	$114,944,246

There were no securities transferred from level 1 on December 31, 2011 to level 2 on December 31, 2012. Transfers from level 1 to level 2, or from level 2 to level 1 are valued utilizing values at the beginning of the period.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

The following is a reconciliation of assets for which significant unobservable inputs were used to determine fair value:

	Common	Preferred
	Stocks	Stocks	Total
Balance at December 31, 2011	$116,808	$2,000	$118,808
Transfers into level 3 (a) (b)	124,000	-	124,000
Transfers (out of) level 3	-	-	-
Change in unrealized depreciation	(36,656)	-	(36,656)
Balance at December 31, 2012	$204,152	$2,000	$206,152
Net change in unrealized depreciation attributable to assets still held as level 3 at December 31, 2012	$(36,656)	$-	$(36,656)

(a)	Transferred from level 2 to level 3 because of lack of observable market data due to an exchange of debt securities for illiquid common units.
(b)	Transfers in and transfers out are recognized on the actual date of the event or change that caused the transfer.

Unrealized gains (losses) are included in the related amounts on investments in the Statement of operations.

The Investment Manager under the direction of the Fund’s Board of Trustees considers various valuation approaches for valuing securities categorized within level 3 of the fair value hierarchy. The factors used in determining  the value of the Fund’s private investments may include, but are not limited to: the discounts applied to the selection of comparable investments due to the private nature of the investment; the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company's or issuer's financial statements; or an evaluation of the forces that influence the issuer and the market in which the security is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value holdings is subsequently reported to the Fund’s Board of Trustees.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized as level 3 as of December 31, 2012:

	Fair Value Dec. 31, 2012	Valuation Technique	Unobservable Input	Amount
COMMON STOCKS
Miscellaneous Business Credit Institution	$111,152	Assessment of net asset value	Discount rate for lack of marketability	75%
Services-Miscellaneous Repair Services	$93,000	Share of taxable income and comparable exchange offer	Discount rate for lack of marketability	75%
PREFERRED STOCKS
Financial	$2,000	Analysis of operating results and net asset value	Discount rate for lack of marketability	75%

5.  INVESTMENT TRANSACTIONS

Purchases and proceeds or maturities of investment securities, excluding short term investments, were $36,156,190 and $15,391,430, respectively, for the year ended December 31, 2012. As of December 31, 2012, for federal income tax purposes, the aggregate cost of investment securities was $103,512,213 and net unrealized appreciation was $11,432,033, comprised of gross unrealized appreciation of $17,681,542 and gross unrealized depreciation of $6,249,509

6.  ILLIQUID AND RESTRICTED SECURITIES

The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

These differences in valuation could be material. Illiquid and/or restricted securities owned as of December 31, 2012 were as follows:

SECURITY	Aquisition Date	Cost	Value
Aquilex Holdings LLC	12/23/09	$496,372	$93,000
Star Asia Financial Ltd.	2/22/07	686,145	111,152
Solar Cayman Ltd.	3/07/07	568,802	2,000

Total		$1,751,319	$206,152
Percent of net assets		1.86%	0.22%

7.   BORROWING AND SECURITIES LENDING

Effective march 29, 2012, the Fund entered into a Committed Facility Agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) which allows the Fund to adjust its credit facility amount up to $25,000,000, and a Lending Agreement, as defined below. Borrowings under the CFA are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance.

The Lending Agreement provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the CFA. BNP may re-register the Lent Securities in its own name or in another name other than the Fund and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. BNP must remit payment to the Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Under the Lending Agreement, Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. As of December 31, 2012, there were no Lent Securities.

Prior to March 29, 2012, the Fund and the other Funds in the Fund Complex (the “Borrowers”) had a committed secured line of credit facility with a bank in aggregate of $30,000,000.  The borrowing of each Borrower was collateralized by the underlying investments of such Borrower, the bank made revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower, the least of 30% of the total net assets (as defined in the line of credit facility) of a Borrower, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility was 0.15% per annum and all loans under this facility were available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.10% per annum.

The outstanding loan balance and the value of eligible collateral investments as of December 31, 2012 were $21,348,054 and $109,259,288, respectively, and the weighted average interest rate and average daily amount outstanding under the CFA and the credit facility combined for the year ended December 31, 2012 were 1.22% and $21,092,512, respectively. The maximum outstanding during the year ended December 31, 2012 was $24,748,182.

NOTES TO FINANCIAL STATEMENTS	December 31, 2012
Financial Statements

8.  SHARE TRANSACTIONS

Prior to the opening of trading on the New York Stock Exchange (“NYSE”) on December 10, 2012, the Fund implemented a 1-for-4 reverse stock split. The net effect of the reverse stock split was to decrease the number of the Fund’s outstanding common shares of beneficial interest and increase the net asset value per common share of beneficial interest by a proportionate amount. While the number of the Fund’s outstanding common shares of beneficial interest declined, neither the Fund’s holdings nor the total value of shareholders’ investments were affected. Immediately after the reverse stock split, each shareholder held the same percentage of the Fund’s outstanding common shares of beneficial interest that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity referenced on the Statement of Changes in Net Assets, and per share data, including the proportionate impact to market price, in the Financial Highlights table have been restated to reflect the reverse stock split.

The Fund is authorized to issue an unlimited amount of $0.01 par value shares of beneficial interest. At December 31, 2012, there were 6,051,407 shares outstanding. Share transactions restated to reflect the effect of the 1-for-4 reverse stock split for the following periods were:

	Year Ended		One Month Ended		Year Ended
	December 31, 2012		December 31, 2011		November 30, 2011
	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued in reinvestment of distributions	42,808	$598,542	3,272	$44,117	3,808	$56,286
Shares issued in rights offering	-	-	1,774,988	22,577,847	-	-
	42,808	$598,542	1,778,260	$22,621,964	3,808	$56,286

In a non-transferable rights offering ended December 23, 2011, shareholders exercised rights to purchase 1,774,988 shares of the fund at the subscription price of $12.72 per share for proceeds, net of expenses, of $22,186,618. Shares and per share amounts have been restated to reflect the effects of the 1-for4 reverse stock split.

9.  MARKET AND CREDIT RISKS

The Fund may invest in below investment grade fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) and/or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”). Investments in these below investment grade securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The relative illiquidity of some of these securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

10.  CONTINGENCIES

The Fund indemnifies its officers and trustees from certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

11.  SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of the Board of Trustees and upon such terms as the Board shall determine. The Fund did not repurchase any of its shares during the year ended December 31, 2012, the one month ended December 31, 2011, or year ended November 30, 2011, respectively.

12.  SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date the financial statements were issued and determined that no subsequent events have occurred that require additional disclosure in the financial statements.

FINANCIAL HIGHLIGHTS	December 31, 2012
Financial Statements

Per share data, including the proportionate impact to market price, has been restated to reflect the effects of a 1-for-4 reverse stock split effective as of the start of trading on the NYSE on December 10, 2012.

		One Month Ended		Year Ended November 30,
	Dec 31, 2012	Dec 31, 2011(1)	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$15.48	$16.88	$17.36	$16.76	$14.68	$32.64
Income from investment operations: (2)
Net investment income	0.56	0.08	0.96	0.80	0.84	2.24
Net realized and unrealized gain (loss) on investments	1.12	0.20	(0.08)	1.44	2.88	(16.76)
Total income from investment operations	1.68	0.28	0.88	2.24	3.72	(14.52)
Less distributions:
Net investment income	(0.56)	(0.08)	(0.92)	(1.40)	(1.56)	(2.36)
Tax return of capital	(1.07)	(0.32)	(0.44)	(0.24)	(0.08)	(1.08)
Total distributions	(1.63)	(0.40)	(1.36)	(1.64)	(1.64)	(3.44)
Fund share transactions
Decrease in net asset value from rights offering	-	(1.28)	-	-	-	-
Net asset value, end of period (3)	$15.53	$15.48	$16.88	$17.36	$16.76	$14.68
Market value, end of period (3)	$13.53	$13.72	$13.84	$16.92	$14.60	$10.40

Total Return(4)
Based on net asset value	12.67%	(5.52)%	5.61%	14.55%	29.42%	(47.75)%
Based on market price	10.75%	2.13%	(11.15)%	28.17%	59.14%	(58.90)%
Ratios/Supplemental Data (5)
Net assets, end of period (000 s omitted)	$93,951	$93,123	$71,329	$73,322	$70,853	$62,022
Ratios to average net assets of:
Total expenses (6)	2.57%	2.09%*	2.02%	2.63%	3.01%	3.62%
Net expenses (7)	2.57%	2.09%*	2.00%	2.50%	2.89%	3.47%
Net expenses excluding interest expense
and fees on bank credit facility	2.30%	1.78%*	1.73%	-	-	-
Total expenses excluding commercial paper
interest expense and fees (8)	N/A	N/A	N/A	2.20%	2.03%	1.91%
Net expenses excluding commercial paper
interest expense and fees (8)	N/A	N/A	N/A	2.07%	1.91%	1.76%
Commercial paper interest expense and fees (8)	N/A	N/A	N/A	0.43%	0.98%	1.71%
Net investment income	3.56%	6.28%*	5.44%	4.73%	5.43%	8.62%
Portfolio turnover rate	13%	0%	24%	51%	73%	54%
Leverage analysis (000 s omitted):
Outstanding loan balance under the bank credit
facility, end of period	$21,348	$17,815	$18,209	$20,000	N/A	N/A
Aggregate amount of commercial paper
outstanding, end of period (8)	N/A	N/A	N/A	N/A	$10,000	$10,000
Average daily balance of amortized cost of
commercial paper outstanding, end of period (8)	N/A	N/A	N/A	N/A	$9,960	$47,921
Asset coverage per $1,000, end of period	$5,401	$6,227	$4,917	$4,666	$7,425	$15,880

(1) The Fund changed its fiscal year from November 30 to December 31, effective December 31, 2011.
(2) The per share amounts were calculated using the average number of shares outstanding during the period.
(3) The Fund implemented a 1-for-4 reverse stock split with an ex-dividend date of December 10, 2012. Prior period net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

	One Month Ended		Year Ended November 30,
	Dec 31, 2011	2011	2010	2009	2008
Net asset value	$3.87	$4.22	$4.34	$4.19	$3.67
Market value	$3.43	$3.46	$4.23	$3.65	$2.60

(4) Total return on a market value basis is calculated assuming a purchase of shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(5) Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Fund invests.
(6) “Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers.

(7) “Net expenses” are the expenses of the Fund presented in the Statement of Operations after fee waivers. Fees waived by the Investment Manager reduced the ratio of net expenses by 0.02%, 0.13%, 0.12%, and 0.14% for the years ended November 30, 2011, 2010, 2009, and 2008, respectively.

(8) Effective April 26, 2010, the Fund replaced its commercial paper program with a bank line of credit facility.

*Annualized.	N/A means not applicable.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2012
Financial Statements

To the Board of Trustees and Shareholders of  Dividend and Income Fund

We have audited the accompanying statement of assets and liabilities of Dividend and Income Fund, including the schedule of investments as of December 31, 2012 and the related statements of operations and cash flows for the year ended December 31, 2012, and changes in net assets, and financial highlights for the year ended December 31, 2012, the period ended December 31, 2011 and the year ended November 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended November 30, 2010 were audited by other independent auditors, whose report dated January 28, 2011 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dividend and Income Fund as of December 31, 2012, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 26, 2013

BOARD APPROVAL OF AGREEMENTS	(unaudited)
The additional information below and on the following pages is supplemental and not part of the audited financial statements of the fund.	Additional Information

Board of Trustees’ approval of the investment management Agreement

At a meeting held on September 12, 2012 and adjourned to October 1, 2012, shareholders of the Fund approved a new investment management agreement (the “Agreement”) with the Investment Manager. The Fund previously operated under an investment management agreement that the Fund and the Investment Manager entered into on May 14, 2012 in connection with the Reorganization, which was substantially identical to the investment management agreement that was approved by the Board at its March 6, 2012 meeting pursuant to Section 15(c) of the Act.  The agreement entered into in connection with the Reorganization and the agreement that was approved by the Board at its March 6, 2012 meeting will be referred to as the “Prior Management Agreement” for the purpose of the following discussion.

On May 15, 2012, Bassett S. Winmill, who owned 100% of the voting stock (“voting stock”) of Winmill & Co. Incorporated (“Winco”), which indirectly owns approximately 22% of the outstanding common stock of Bexil Corporation, the sole member of the Investment Manager, passed away.  In addition, Mr. Winmill owned shares of the outstanding common stock of Bexil Corporation directly.  In connection with his death, Mr. Winmill’s ownership interest in the voting stock, among other assets, was transferred (the “Transfer”) to the Winmill Family Trust.  The Winmill Family Trust owns all of the voting stock of Winco. Pursuant to the trust agreement governing the Winmill Family Trust, Thomas B. Winmill and Mark C. Winmill, Bassett Winmill’s sons, were designated individual trustees of the Trust with sole authority to vote the voting stock on behalf of the Winmill Family Trust.

The Transfer was treated as constituting a “change in control” of the Investment Manager under the Act and thus resulted in the assignment and termination of the Prior Management Agreement by operation of law.  To avoid interruption of management services to the Fund, at a meeting held on May 25, 2012, the Board, including a majority of the Independent Trustees, approved an interim investment management agreement with the Investment Manager (the “Interim Management Agreement”).  The Investment Manager managed the Fund pursuant to the Interim Management Agreement which, pursuant to the rules under the Act, allowed the Investment Manager to continue performing investment management services for the Fund for a maximum of 150 days following termination of the Prior Management Agreement.  The Interim Management Agreement was identical to the Prior Management Agreement except with respect to certain provisions required by law regarding effectiveness, duration, and termination.  The Fund paid the same fees under the Interim Management Agreement as it paid under the Prior Management Agreement.

The Act requires that advisory agreements, other than certain interim agreements, be approved by a vote of a majority of the outstanding shares of a fund.  At in-person meetings held on June 13, 2012 and August 2, 2012, the Board, including all of the Independent Trustees, unanimously approved the Agreement and unanimously determined to recommend that shareholders approve the Agreement.

Considera-tion of the Agreement occurred soon after the Board’s annual consideration of whether to renew the Prior Management Agreement on March 6, 2012.  In that process the Board, following careful review of materials submitted by management of the Investment Manager and a report from an independent data service, unanimously determined that the Prior Management Agreement was fair and reasonable and that its renewal would be in the best interests of the Fund.  Accordingly, in considering the Agreement, the Board took into account the fact that the terms of the Agreement would be materially identical to those of the Prior Management Agreement, except for the effective dates, clarifying the responsibility of the Fund for the cost of certain reports and statistical data requested or approved by the Board, and the procedure for the payment of certain Fund expenses.

In evaluating the proposed Agreement, the Board noted that it had generally been satisfied with the nature, extent and quality of the services provided to the Fund by the Investment Manager.  The Board considered the nature, extent, and quality of the services expected to be provided by the Investment Manager in light of the passing of Bas-sett Winmill and the Transfer.  In so doing, the Board considered the Investment Manager’s management capabilities, including information relating to the experience and qualifications of the personnel at the Investment Manager who are responsible for providing services to the Fund. The Board considered that Bassett S. Winmill had served as the Chief Investment Strategist on the Investment Policy Committee (the “IPC”) of the Investment Manager, which managed the Fund’s investments.  The Board noted in this regard that the IPC, which has assumed portfolio management of the Fund, is currently comprised of Thomas B. Winmill as Chairman, Mark C. Winmill as Chief Investment Strategist, John F. Ramirez as Director of Fixed Income, and Heidi Keating as Vice President-Trading, and is well qualified to manage the Fund’s portfolio and provide day-to-day management of the Fund’s investments. The Board took into account assurances from the Investment Manager that the members of the IPC had no current plans to change the investment philosophy or investment process applied by the Investment Manager in managing the Fund.  The Board also considered whether there were any proposed changes to the management structure, capitalization, staffing or operations at the Investment Manager. The Board noted in this regard that Bassett Winmill had not been involved in the day-to-day administrative and financial operations of the Investment Manager.  The Board took into account assurances from the Investment Manager that the passing of Bassett Winmill and the Transfer were not expected to result in any changes that would materially adversely impact the Investment Manager’s ability to provide the same level and quality of services as was provided in the past.

BOARD APPROVAL OF AGREEMENTS	(unaudited)
Additional Information

In addition, in connection with its consideration of the Agreement, the Board re-examined the factors it had taken into account in approving the Prior Management Agreement at its March 6, 2012 meeting including, among others: (1) the nature, extent, and quality of the services provided by the Investment Manager;  (2) the performance of the Fund compared to its market index and a peer group of investment companies;  (3) the costs of the services provided and profits or losses realized by the Investment Manager and its affiliates from their relationship with the Fund;  (4) the extent to which economies of scale might be realized as the Fund grows;  and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund.  In its deliberations, the Board did not identify any particular information that was determinative or controlling, and each Trustee may have attributed different weights to the various factors.

In unanimously approving and recommending the Agreement, the Board, including all of the Independent Trustees, concluded that the terms of the Agreement are fair and reasonable and that approval of the Agreement is in the best interests of the Fund. In reaching this determination, the Board considered the following factors, among others: (1) except for clarifying that the Fund is responsible for the cost of certain reports and statistical data requested or approved by the Board (which change is not expected to result in a material increase in the Fund’s expenses) and a change to the procedure for the payment of certain Fund expenses, the terms of the Agreement are materially identical to those of the Prior Management Agreement;  (2) the qualification of the Investment Manager, as well as the qualifications of its personnel and the Investment Manager’s financial condition;  (3) the commitment of the Investment Manager to maintaining the investment philosophy and investment process applied by the Investment Manager in managing the Fund and the level and quality of Fund services;  (4) the performance of the Fund relative to comparable mutual funds and unmanaged indices;  (5) that while the performance of the Fund had lagged its peer group, the Investment Manager had discussed with the Board the factors contributing to Fund performance and the Board considered and accepted management’s presentation; (6) the fees and expense ratio of the Fund relative to comparable funds;  (7) that the management fee rate is identical to that paid under the Prior Management Agreement;  (8) that the expense ratio (excluding extraordinary expenses) of the Fund, although higher relative to the Fund’s peer group, is competitive with comparable funds in light of the quality of services received and assets managed;  and (9) that the proposed early termination of the Waiver Agreement (which is scheduled by its terms to terminate on February 1, 2013) was not expected to have any impact on the Fund as the Fund had operated below its expense waiver limitation (excluding extraordinary expenses) for the entire period that the Waiver Agreement has been in effect and that the Fund is expected to continue to operate below its expense waiver limitation (excluding extraordinary expenses) through the date of the expiration of the Waiver Agreement.

POLICIES	(unaudited)
Additional Information

Investment Objectives And Policies

The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the Fund's outstanding voting securities. The Fund is also subject to certain investment restrictions, set forth in its Statement of Additional Information, that are fundamental and cannot be changed without such vote. A majority of the outstanding voting securities of the Fund is defined under the Act as the lesser of: (i) 67% or more of the Fund's shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. All other investment strategies, policies, and restrictions described are not fundamental and may be changed by the Board of Trustees without shareholder approval except as required by law.

Proxy Voting

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-785-0400, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.DividendandIncomeFund.com.

Quarterly Schedule Of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on

Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its web-site at www.DividendandIncomeFund.com.

Limitations on Ownership

The Fund has substantial capital loss carryovers that could translate into significant future tax savings for the Fund and its shareholders. The Fund’s governing documents contain provisions designed to prevent an ownership change from taking place, which could limit the Fund’s ability to use capital loss carryovers, by limiting the ability of persons to beneficially own more than 4.99% of the Fund’s outstanding shares without the Board of Trustees’ prior approval. These provisions may have an anti-takeover effect on the Fund as do certain other provisions the Fund currently takes advantage of under Delaware law.

DIVIDENDS	(unaudited)
Additional Information

Managed Distributions

The Board’s current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, other factors. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Act, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the period commencing January 1, 2013, including the distributions paid quarterly, will be comprised primarily from net investment income and the balance from paid in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and other factors. In January, the Fund normally sends shareholders a Form 1099-DIV for the prior calendar year stating the amount and composition of distributions and providing information about their appropriate tax treatment.

2013 Quarterly distribution dates
Declaration	Record	Payment
March 1	March 15	March 28
June 3	June 17	June 28
September 3	September 17	September 30
December 2	December 16	December 30

HISTORICAL DISTRIBUTION SUMMARY*
PERIOD	Investment Income	Return of Capital	Capital Gains	Total
2012	$0.56	$1.07	$-	$1.63
2011	$1.00	$0.76	$-	$1.76
2010	$1.40	$0.24	$-	$1.64
2009	$1.56	$0.08	$-	$1.64
2008	$2.36	$1.08	$-	$3.44
2007	$3.36	$0.20	$-	$3.56
2006	$3.72	$-	$-	$3.72
2005	$2.12	$1.88	$-	$4.00
2004	$2.16	$1.84	$-	$4.00
2003	$2.44	$1.56	$-	$4.00
2002	$2.64	$1.84	$-	$4.48
2001	$2.60	$2.36	$-	$4.96
2000	$3.20	$1.76	$-	$4.96
1999	$3.44	$1.40	$0.12	$4.96
From June 29, 1998 to November 30, 1998	$1.64	$-	$-	$1.64
* The Fund implemented a 1-for-4 reverse stock split with an ex-date of December 10, 2012.
Prior period distribution amounts have been restated to reflect the impact of the reverse stock split.

DIVIDENDS	(unaudited)
Additional Information

Terms and Conditions of the 2012 Amended Dividend Reinvestment Plan
1. Each shareholder (the “Shareholder”) holding shares (the “Shares”) of Dividend and Income Fund (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder by American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brook-lyn, New York 11219, 1-800-278-4353, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder's Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder's account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s net asset value per Share or the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s net asset value per Share or the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares quoted on the NYSE on each of the five business days the Shares traded ex-dividend on the NYSE immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder's account.

5. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Agent's name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders' accounts. In the event of a termination of a Shareholder's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder's account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent's service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

DIVIDENDS	(unaudited)
Additional Information

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date. If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder's account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

TRUSTEES AND OFFICERS	(unaudited)
Additional Information

The following table sets forth certain information concerning the Trustees currently serving on the Board of Trustees of the Fund.  Unless otherwise noted, the address of record for the Trustees and Officers is 11 Hanover Square, New York, New York 10005.

INTERESTED TRUSTEE
Name and Date of Birth	Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) for the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held by Trustee (2)

THOMAS B. WINMILL, ESQ.(3) June 25, 1959.	Class II Trustee	2011
He is President, Chief Executive Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Midas Management Corporation (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively the “Broker-Dealers”), Bexil Corporation, and Winmill & Co. Incorporated (“Winco”). He is a Director and Vice President of Global Income Fund, Inc. He is a Director of Bexil American Mortgage Inc. He is Vice President of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage the Fund, Foxby Corp., Midas Magic, and Midas Perpetual Portfolio, and he is the portfolio manager of Midas Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. His business address is P.O. Box 4, Walpole, NH 03608.
				6	Eagle Bulk Shipping Inc.

INDEPENDENT TRUSTEES

BRUCE B. HUBER, CLU, ChFC, MSFS February 7, 1930.	Class I Trustee	2011	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.	6	None

JAMES E. HUNT December 14, 1930.	Class III Trustee	2011	He is a Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants.	6	None

PETER K. WERNER August 16, 1959.	Class II Trustee	2011	Since 1996, he has been teaching, coaching, and directing a number of programs at The Governor's Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	6	None

(1) The Fund Complex is comprised of the Fund, Foxby Corp., Global Income Fund, Inc., and Midas Series Trust which (except Global Income Fund, Inc.) are managed by the Investment Manager and its affiliates. (2) Refers to directorships held by a trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex. (3) He is an “interested person” of the Fund as defined in the Act due to his affiliation with the Investment Manager.

Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Winmill also serves on the Executive Committee of the Board. Each of the Trustees serves on the Continuing Trustees Committee of the Board.

TRUSTEES AND OFFICERS	(unaudited)
Additional Information

The executive officers, other than those who serve as Trustees, and their relevant biographical information are set forth below.

EXECUTIVE OFFICERS
Name and Date of Birth	Position(s) Held with the Fund	Officer Since*	Principal Occupation(s) for the Past Five Years
Jacob Bukhsbaum July 3, 1983	Chief Compliance Officer, AML Officer, and Vice President	2012	Chief Compliance Officer, AML Officer, and Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, and Winco.
Heidi Keating March 28, 1959	Vice President	2011	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is a member of the IPCs.
Thomas O’Malley July 22, 1958	CAO, CFO, Treasurer and Vice President	2011
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker- Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is Vice President of Bexil American Mortgage Inc. He is a certified public accountant.

John F. Ramirez, Esq. April 29, 1977	General Counsel, Chief Legal Officer, Vice President, and Secretary	2011
General Counsel, Chief Legal Officer, Vice President, and Secretary of the other investment companies in the Fund Complex and Tuxis Corporation. He is Vice President, Associate General Counsel, and Secretary of the Advisers, the Broker- Dealers, Bexil Corporation, and Winco. He is a member of the IPCs. He also is a member of the New York State Bar and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

Mark C. Winmill November 26, 1957	Chief Investment Strategist	2012
Chief Investment Strategist of the other investment companies in the Fund Complex and the Advisers. He is a member of the IPCs. He is President, Chief Executive Officer, and a Director of Global Income Fund, Inc. and Tuxis Corporation. He is Executive Vice President and a Director of Winco, Vice President of Bexil Corporation, and a principal of the Broker-Dealers. He is also a Director of the New York Self Storage Association.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 12, 2012.

GENERAL INFORMATION	(unaudited)
Additional Information

RESULTS OF A SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the Fund was held on September 12, 2012 at the offices of the Fund at 11 Hanover Square, 12th Floor, New York, New York 10005, and adjourned to September 19, 2012 for the following purposes:

1. To ratify the appointment of Tait, Weller & Baker LLP as the Fund’s independent registered auditors for the fiscal year ending December 31, 2012.

Votes For	Votes Against	Abstained
16,426,650	280,449	207,393

2. To approve a new investment management agreement between the Fund and Bexil Advisers LLC, the Fund’s current investment manager.

Votes For	Votes Against	Abstained	Broker Non-Vote
11,645,286	684,498	169,073	4,415,635

STOCK DATA AT DECEMBER 31, 2012
NYSE Market Price	$13.53
Net Asset Value	$15.53
Discount	12.9%
NYSE Ticker	DNI
Net Asset Value Ticker	XDNIX

FUND INFORMATION
Investment Manager
Bexil Advisers LLC
11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com
1-212-785-0400

Stock Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
www.amstock.com
1-800-278-4353

DIVIDENDANDINCOMEFUND.COM
Visit us on the web at www.DividendandIncomeFund.com. The site provides information about the Fund, including market performance, net asset value, distributions, press releases, and shareholder reports. For further information, please email us at info@DividendandIncomeFund.com.

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from net asset value, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Fund Information - This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation or salewould be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

DIVIDEND AND INCOME FUND

NYSE Ticker: **DNI**

DNI - AR - 12/12 Printed on recycled paper

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant’s website, www.dividendandincomefund.com, or a copy of the Code may be obtained free of charge by calling collect 1-212-785-0400.

Item 3. Audit Committee Financial Expert.

                     The registrant’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2012 - $29,000
2011 - $28,500

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2012 - $1,500
2011 - $1,500

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES

2012 - $3,500
2011 - $3,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES

2012 - N/A
2011 - $9,500

All other fees billed in the one month period ended December 31, 2012 and the one year period ended November 30, 2011 include fees for professional services rendered in connection with the resignation by the Registrant's former principal accountant and the consent provided by it with respect to the Registrant's registration statement filing on November 10, 2011.

(e)
(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant’s Investment Manager, if the engagement relates directly to the registrant’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $12,500 and $16,400, respectively.

(h)
The registrant’s audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

AMENDED PROXY VOTING POLICIES AND PROCEDURES
2012

Dividend and Income Fund, Inc.

Dividend and Income Fund,  Inc. (the “Fund") delegates the responsibility for voting proxies of portfolio companies held in the Fund’s portfolio to Institutional Shareholder Services (“ISS”).  A concise summary of the Proxy Voting Guidelines of ISS (see attached) is incorporated by reference herein as the Fund’s proxy voting policies and procedures, as supplemented by the terms hereof.  The Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the  ADDENDUM – NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES   supersede the Proxy Voting Guidelines of ISS in their entirety. In all cases, the Fund’s proxies will be voted in the best interests of the Fund.

With respect to a vote upon which the Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its Investment Manager or any affiliated person of the Investment Manager, the Fund normally will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.

ADDENDUM
NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address.  As such, they cannot be “violated.” In each case the vote generally will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued.  Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company  charter or bylaws require a level of voting approval in excess of simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director  liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders, however, often must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board  that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation.  Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock.  However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership.  However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder  best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from  “jumping ship” during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company  assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote.  In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.
We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state  anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders.  To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management  position.  We may also elect to abstain or not vote on any given matter.

January 1, 2012

2013 U.S. Proxy Voting Concise Guidelines
December 19, 2012

 Institutional Shareholder Services Inc.

ISS' 2013 U.S. Proxy Voting Concise Guidelines
The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2013 proxy voting guidelines can be found at http://www.issgovernance.com/files/2013ISSUSSummaryGuidelines.pdf

Routine/Miscellaneous
Auditor Ratification
Vote FOR proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

 Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

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Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1. Board Accountability
2. Board Responsiveness
3. Director Independence
4. Director Competence

1. Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

• A classified board structure;
• A supermajority vote requirement;
• Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
• The inability of shareholders to call special meetings;
• The inability of shareholders to act by written consent;
• A dual-class capital structure; and/or
• A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

• The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
• The issuer’s rationale;
• The issuer’s governance structure and practices; and
• The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7. The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8. The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11. There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12. The company maintains significant problematic pay practices;

1.13. The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14. The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15. The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16. The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

• The company's response, including:
o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o Specific actions taken to address the issues that contributed to the low level of support;
o Other recent compensation actions taken by the company;

• Whether the issues raised are recurring or isolated;
• The company's ownership structure; and
• Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

 Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17. Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;

1.18. Failure to replace management as appropriate; or

1.19. Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness
Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1. For 2013, the board failed to act4 on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2. For 2013, the board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3. For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year;

2.4. The board failed to act on takeover offers where the majority of shares are tendered;

2.5. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.6. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.7. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
• The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
• The company's ownership structure and vote results;
• ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
• The previous year's support level on the company's say-on-pay proposal.

3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4. Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

4.1. Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

o Medical issues/illness;
o Family emergencies; and
o Missing only one meeting (when the total of all meetings is three or fewer).

4.2. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3. Sit on more than six public company boards; or
4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards6.

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Proxy Access
ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

• Company-specific factors; and
• Proposal-specific factors, including:
o The ownership thresholds proposed in the resolution (i.e., percentage and duration);
o The maximum proportion of directors that shareholders may nominate each year; and
o The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

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Proxy Contests—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

• Long-term financial performance of the target company relative to its industry;
• Management’s track record;
• Background to the proxy contest;
• Qualifications of director nominees (both slates);
• Strategic plan of dissident slate and quality of critique against management;
• Likelihood that the proposed goals and objectives can be achieved (both slates);
• Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

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Shareholder Rights & Defenses

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

• No lower than a 20% trigger, flip-in or flip-over;
• A term of no more than three years;
• No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
• Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

• The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
• The value of the NOLs;
• Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
• The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
• Any other factors that may be applicable.

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Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

• Shareholders' current right to act by written consent;
• The consent threshold;
• The inclusion of exclusionary or prohibitive language;
• Investor ownership structure; and
• Shareholder support of, and management's response to, previous shareholder proposals.

 Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

• An unfettered7 right for shareholders to call special meetings at a 10 percent threshold;
• A majority vote standard in uncontested director elections;
• No non-shareholder-approved pill; and
• An annually elected board.

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CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

• Past Board Performance:
o The company's use of authorized shares during the last three years

           • The Current Request:
o Disclosure in the proxy statement of the specific purposes of the proposed increase;
o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

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Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

• The company discloses a compelling rationale for the dual-class capital structure, such as:
o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
o The new class of shares will be transitory;
• The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
• The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

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Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

• Past Board Performance:
o The company's use of authorized preferred shares during the last three years;
• The Current Request:
o Disclosure in the proxy statement of the specific purposes for the proposed increase;
o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

• Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

• Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

• Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

• Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

• Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

• Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

 Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

• There is a significant misalignment between CEO pay and company performance (pay for performance);
• The company maintains significant problematic pay practices;
• The board exhibits a significant level of poor communication and responsiveness to shareholders.

 Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

• There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

• The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

• The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

• The situation is egregious.

  Vote AGAINST an equity plan on the ballot if:

• A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
o Magnitude of pay misalignment;
o Contribution of non-performance-based equity grants to overall pay; and

o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1. Peer Group8 Alignment:

• The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
• The multiple of the CEO's total pay relative to the peer group median.

2. Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

• The ratio of performance- to time-based equity awards;
• The overall ratio of performance-based compensation;
• The completeness of disclosure and rigor of performance goals;
• The company's peer group benchmarking practices;
• Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
• Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
• Realizable pay compared to grant pay; and
• Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

• Problematic practices related to non-performance-based compensation elements;
• Incentives that may motivate excessive risk-taking; and
• Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

• Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
• Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
• New or extended agreements that provide for:
o CIC payments exceeding 3 times base salary and average/target/most recent bonus;  o CIC severance payments without involuntary job loss or substantial diminution of duties ("single"  or "modified single" triggers);
o CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

• Multi-year guaranteed bonuses;
• A single or common performance metric used for short- and long-term plans;
• Lucrative severance packages;
• High pay opportunities relative to industry peers;
• Disproportionate supplemental pensions; or
• Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

• Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

• Duration of options backdating;
• Size of restatement due to options backdating;
• Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
• Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

 Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

• Failure to respond to majority-supported shareholder proposals on executive pay topics; or
• Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o The company's response, including:
o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o Specific actions taken to address the issues that contributed to the low level of support;
o Other recent compensation actions taken by the company;
o Whether the issues raised are recurring or isolated;
o The company's ownership structure; and
o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

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Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):
• Single- or modified-single-trigger cash severance;
• Single-trigger acceleration of unvested equity awards;
• Excessive cash severance (>3x base salary and bonus);
• Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

• Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
• Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
• The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

• The total cost of the company’s equity plans is unreasonable;
• The plan expressly permits repricing;
• A pay-for-performance misalignment is found;
• The company’s three year burn rate exceeds the burn rate cap of its industry group;
• The plan has a liberal change-of-control definition; or
• The plan is a vehicle for problematic pay practices.

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Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

• If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
• If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
• Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;
• The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
• If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
• If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

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Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

• There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
• The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:
• The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and
• Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.
Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
           • The company’s current disclosure of relevant policies and oversight mechanisms;
• Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities; and
• The impact that the public policy issues in question may have on the company’s business operations, if specific public policy issues are addressed.

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Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to ISS International Proxy Voting Guidelines.

All other voting items will be evaluated using ISS International Proxy Voting Guidelines.

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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
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1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

4 Responding to the shareholder proposal will generally mean either full implementation of the proposal or, if the matter requires a vote by shareholders, a management proposal on the next annual ballot to implement the proposal. Responses that involve less than full implementation will be considered on a case-by-case basis, taking into account:

• The subject matter of the proposal;
• The level of support and opposition provided to the resolution in past meetings;
• Disclosed outreach efforts by the board to shareholders in the wake of the vote;
• Actions taken by the board in response to its engagement with shareholders;
• The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
• Other factors as appropriate.

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

6 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

7 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

8  The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of March 11, 2013, the registrant’s portfolio is managed by the investment adviser’s Investment Policy Committee (“IPC”). The following table provides information relating to each member and their role within the IPC.

Name	Title	Business Experience During Past 5 Years
Thomas B. Winmill	Chairman
He is President, Chief Executive Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Midas Management Corporation (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively the “Broker-Dealers”), Bexil Corporation, and Winmill & Co. Incorporated (“Winco”). He is a Director and Vice President of Global Income Fund, Inc. He is a Director of Bexil American Mortgage Inc. He is Vice President of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage the Fund, Foxby Corp., Midas Magic, and Midas Perpetual Portfolio, and he is the portfolio manager of Midas Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. His business address is P.O. Box 4, Walpole, NH 03608.

Mark C. Winmill	Chief Investment Strategist
Chief Investment Strategist of the other investment companies in the Fund Complex and the Advisers. He is a member of the IPCs. He is President, Chief Executive Officer, and a Director of Global Income Fund, Inc. and Tuxis Corporation. He is Executive Vice President and a Director of Winco, Vice President of Bexil Corporation, and a principal of the Broker-Dealers. He is also a Director of the New York Self Storage Association.

John F. Ramírez	Director of Fixed Income
General Counsel, Chief Legal Officer, Vice President, and Secretary of the other investment companies in the Fund Complex and Tuxis Corporation. He is Vice President, Associate General Counsel, and Secretary of the Advisers, the Broker- Dealers, Bexil Corporation, and Winco. He is a member of the IPCs. He also is a member of the New York State Bar and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

Heidi Keating	Trading	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is a member of the IPCs.

Each member of the IPC receives compensation for his or her services. As of December 31, 2012, the IPC member compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of an IPC member’s compensation may be deferred based on criteria established by the investment manager, or at the election of the IPC member.

Each IPC member’s base salary is determined annually by level of responsibility and tenure at the investment manager or its affiliates. The primary components of each IPC member’s annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the investment manager and its affiliates, and (ii) the financial performance of the investment manager and its affiliates. A subjective component of each IPC member’s annual bonus is based on the IPC member’s overall contribution to management of the investment manager and its affiliates. IPC members may receive an asset level bonus upon assets under management reaching certain levels. Each IPC member also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

The IPC member compensation plan may give rise to potential conflicts of interest. Each IPC member’s base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple Funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as the IPC member must allocate his or her time and investment ideas across multiple Funds and accounts. Each IPC member may execute transactions for one Fund or account that may adversely impact the value of securities held by another Fund. Securities selected for one Fund or accounts rather than another Fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ codes of ethics will adequately address such conflicts.  There may exist a conflict with respect to Mr. Ramirez' role on the IPC and his role as Chief Compliance Officer.

The following table provides information relating to other (non-registrant) accounts managed where the IPC member is jointly or primarily responsible for day to day management as of December 31, 2012. No IPC member manages such accounts or assets with performance based advisory fees, or other pooled investment vehicles.

IPC Members		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:	2	N/A	2
	Assets (millions):	$86	N/A	$0
Mark C. Winmill	Number:	3	N/A	N/A
	Assets (millions):	$71	N/A	N/A
John F. Ramírez	Number:	2	N/A	2
	Assets (millions):	$35	N/A	$0
Heidi Keating	Number:	2	N/A	N/A
	Assets (millions):	$35	N/A	N/A

As of March 11, 2013, the dollar range of shares in the registrant beneficially owned by:  Thomas B. Winmill was $50,000 - $100,000; Mark C. Winmill was $0; John F. Ramírez was $0; and Heidi Keating was $0.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's four month period ended December 31, 2012 that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend and Income Fund

March 11, 2013	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

March 11, 2013	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dividend and Income Fund

March 11, 2013	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

March 11, 2013	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer